Sales Purchase Contract of Rights Derived from Mining Concession Titles and Rights from Mining Claims

SALES PUCHASE CONTRACT OF RIGHTS DERIVED FROM MINING TITLES AND MINING CLAIMS BETWEEN MR. HÉCTOR MANUEL CERVANTES SOTO, BY HIS OWN RIGHT, REPRESENTING MESSERS. JOSÉ FRANCISCO RUBIO, JOSÉ FILEMÓN CERVANTES SOTO E IRAM CERVANTES SOTO WHO HEREIN AFTER WILL BE DESIGNATED AS “SELLER OR CONCESSIONAIRE SELLER” AND CORPORACIÓN AMERMIN, S.A. DE C.V. HEREIN AFTER DESIGNATED AS “PURCHASER” REPRESENTED BY MR. RAMIRO TREVIZO LEDEZMA IN HIS PERSONALITY AS SOLE ADMINSTRATOR, CONTRACT THEY SUBMIT TO THE FOLLOWING DECLARATIONS AND CLAUSES:

DECLARATIONS

1. Ing. Héctor Manuel Cervantes Soto declares:

1.1. That he is an individual of Mexican nationality, married under the bond of separation of goods; with tax payers registry number CESH-620803, and that he is able to dedicate himself to the exploration and exploitation of concessionable substances; to be title holder of mining concessions and able as well to celebrate contract whose object is the acquisition of rights derived from such concessions and, thus, able to celebrate this contract.

1.2 That he is title holder of mining concessions specified following and that he celebrates the following contract per his own right.

File number:	95/12534
Name of Lot:	“EL RIO ROJO”
Location:	Municipality of Choix, Sinaloa.
Surface:	400 Hectares.

File number:	95/12535
Name of Lot:	“EL RIO”
Location	Municipality of Choix, Sinaloa.
Surface:	545 Hectares.

File number:	95/12544
Name of Lot:	“MONTAÑA DE COBRE”
Location:	Municipality of Choix, Sinaloa.
Surface:	200 Hectares

Sales Purchase Contract of Rights Derived from Mining Concession Titles and Rights from Mining Claims

File number:	95/12626
Name of Lot:	“EL ORO”
Location:	Municipality of Choix, Sinaloa.
Surface:	400 Hectares

1.3 That he holds General Powers of Attorney for Litigation and Collection, Administration Acts and Dominion from Mr. José Francisco Rubio who transferred to him such faculties on the 10th August 2006 at Los Mochis, Municipality of Ahome, State of Sinaloa before testimony of Notary Public number 46, Alejandro Bermúdez Ruiz, Attorney at Law; and, on account of the previous, it is his will to celebrate this present sales-purchase contract in order to transfer the rights derived from the title holding of the mining concessions granted by the mining concession titles detailed following:

PORVENIR

Title 220736

Surface: 105 Hectares

Municipality of Choix, State of Sinaloa

Mining Agency at Culiacán, Sinaloa

LA VÍBORA

Title 210736

Surface: 48 Hectares

Municipality of Choix, State of Sinaloa

LA AMAPITA

Title 222496

Surface: 50 Hectares

1.4 That under protest of saying the truth, he continues to indicate that he is representing Mr. José Filemón Cervantes Soto through a Power for Acts of Administration and Dominion, currently being written before Notary Public and it is through such representation that he celebrates this present sales-purchase contract comprising a package of twelve rights that grant both the mining concession titles as well as the mining claims included in this present instrument and as regards Mr. José Filemón Cervantes Soto, the transfer of the mining concessions titles detailed following:

File number:	95/12596
Name of Lot:	“EL PLACER”
Location:	El Fuerte, Sinaloa
Surface:	400 Hectares.

Sales Purchase Contract of Rights Derived from Mining Concession Titles and Rights from Mining Claims

File number:	95/12545
Name of Lot:	“ELIZABETH”
Location:	Municipality of Choix, Sinaloa.
Surface:	100 Hectares.
File number:	95/12597
Name of Lot:	“EL SABINO”
Location:	Municipality of Choix, Sinaloa
Surface:	100 Hectares.

1.5 That under oath of saying the truth he keeps on stating that he represents Mr. Iram Cervantes Soto, through a Power for Acts of Administration and Dominion, currently being written before Notary Public and that it is through such representation that he celebrates this present sales-purchase contract comprising a package of twelve rights that grant both the mining concession titles as well as the mining claims included herein as as regards Mr. Iram Cervantes Soto, the transfer of the mining concession titles detailed following:

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File number:	95/12616
Name of Lot:	“LA COBRIZA”
Location:	Municipality of Choix, Sinaloa
Surface:	200 Hectares

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1.6 That on the 10th August 2006, at the city of Los Mochis, Sinaloa, before testimony of Notary Public number 165, Arturo Duarte García, Attorney at Law, jointly with Mr. Manuel Basoco Vega, they ratified the sales-purchase contract they had celebrated on the 9th August 2006 regarding the mining concessions title specified following, and likewise, derived from the celebrated sales-purchase, and that it is his will to celebrate this present instrument in order to transfer the rights granted by the mining concession title detailed below:

Sales Purchase Contract of Rights Derived from Mining Concession Titles and Rights from Mining Claims

Title number	220115
Current from	06 June 2003
Registry number	Acta 215 Foja 108 del Vol. 337 L. Con. Min. del RPM.
Date of registry
Name of lot	Pilar de Mocoribo.
Location	Municipality of Choix, Sinaloa, Chih.
Surface	50 Hectares.

1.7 That he is the legitimate title holder of the mining concession rights before stated, as well as of the requests for mining concessions whose title is currently in arrangement and that have already been specified before and that are free of burdens or attachments; are not subject to litigation or controversy with individuals or authorities; are not object of any promise of contract, sales-purchase option or committed to an exploration-exploitation contract and that they are not part of any agreement of any nature that might hinder or limit the celebration and object of this present contract of the free exercise of the rights derived from same.

1.8 That rights are free of obligations the Mining Law and its Ruling impose on the title holders of mining concessions; and so are unencumbered and have not incurred in situations or infractions that might be cause of cancellation and in the event that a problem or obligations might be inherited derived from Labor Matters and Social Security, it assumes the responsibility and the obligation of putting a solution to any problem and, be it the case, to pay for such obligations.

2. Ing. Ramiro Trevizo Ledezma declares:

2.1 That Corporación Amermin, S.A. de C.V., is a mercantile society established according to Mexican law at the city of Chihuahua, Stte of Chihuahua on the 9th August 1995 as per Writ number 9311 of Volume 173, and authorized on the 10th August 1995 by Notary Public number 2 for the Morelos Judicial District of the State of Chihuahua; inscribed in the Public Registry of Commerce per Folio number 21164*10 of the Registrar’s Procedures System; its Federal Taxpayers Registry Number CAM-950810-K77 and that its social object is the purchase, sale, acquisition by whatever concept, alienation, trade, import and export of all kinds of materials and articles related to the mining and metallurgical industry in general, with civil engineering  and with construction in general; and that it has the capacity among other activities, to acquire mining concessions for exploration and exploitation or contractual rights regarding exploration and exploitation of any kind of mineral, as well as to alienate, encumber or by any

Sales Purchase Contract of Rights Derived from Mining Concession Titles and Rights from Mining Claims other means make available such concessions and rights; and to eploit earth dumps, tailings, grease piles, drosses, and all kinds of articles or materials related to its social object.

2.2 That he is the Legal Representative of the mercantile society already mentioned in his personality as Sole Administrator; that he has been invested with the broadest faculties and General Powers for Litigation and Collection and Acts of Administration, to manage the businesses and social goods as set down in the society’s incorporation papers and which have not been revoked or limited in any manner at all.

2.3 That the company he represents has the judicial capacity, the economic and technical resources as well as the know how to instrument the necessary acts to fulfill the object of this present contract.

3. Parties jointly manifest that it is their free will to carry out this present instrument within the framework of the Mining Law and the Code of Commerce in order to evince the agreements that each party accepts, and that there is no error, deceit or ill faith; that they agree to ratify this present instrument before Notary Public or Public Broker and proceed to its inscription in the Public Registry of Commerce and the Public Registry of Mines; and that they take to themselves the obligation in complying to it in all of its parts, and so they subject themselves to the following:

CLAUSES

FIRST. The Seller, by his own right and representing the persons who have been named in the Declaration’s chapter, and by means of the payment specified in this present contract, sells, cedes and in so doing, transfers in favor of the Purchaser, and this latter acquires the title holding of the mining right and of the rights of the requests placed before official channels of the different mining lots located in the Municipality of Choix, State of Sinaloa, and whose specifications, characteristics and currency are covered by the Title that has been described in the Declaration’s chapter of this present instrument and which is taken as literally replicated herein.

SECOND. The price of transmission of the titles and of the rights on the mining concessions and requests before official channels, will be the amount of $1’100,000.00 USD (One million one hundred thousand 00/000 USD)

THIRD. The Purchaser commits himself to pay the price agreed with the other party to this contract by means of a down payment of $60,000.00 USD (Sixty thousand USD) upon the signature of this present contract and the balance, an

Sales Purchase Contract of Rights Derived from Mining Concession Titles and Rights from Mining Claims amount of $1’040,000.00 USD (One million forty thousand USD) as per the terms set forth following:

1. On the 9th November 2006, the amount of $75,000.00 USD (Seventy five thousand USD).

2. On the 9th May 2007, the amount of $110,000.00 USD (One hundred and ten thousand USD).

3. On the 9th May 2007, the amount of $125,000.00 USD (One hundred and twenty five thousand USD).

4. On the 9th May 2008, the amount of $155,000.00 USD (One hundred and fifty five thousand USD).

5. On the 9th May 2008, the amount of $245,000.00 USD (Two hundred and forty five thousand USD).

6. On the 9th May 2009, the amount of $120,000.00 USD (One hundred and twenty thousand USD).

7. On the 9th May 2009, the amount of $210,000.00 USD (Two hundred and ten thousand USD).

FOURTH. All payments referred to in this present contract must be carried out by Purchaser, without need of previous reminder, at his offices, located on CAlle Ankara number 1800, Colonia Mirador of the city of Chihuahua.

FIFTH. The Seller commits himself to present to Purchaser within fifteen days as of the date of subscription of this present contract, the General Powers for Act of Administration and Dominion conferred to him by Messers. José Filemón Cervantes Soto and Iram Cervantes Soto.

SIXTH. Expenses incurred in on account of the transmittal of rights of the mining concession will be charged to the Purchaser or, be it the case, to who acquires the rights, thus liberating the Seller from any obligations of payment.

SEVENTH. Taxes, rights, contributions and cooperations of whatever denomination and origin, as well as the obligation on labor relations and social security that might have derived previous to the date of subscription of this present sales-purchase contract, remain the Seller’s responsibility and also those obligations that might derive from faults or infractions to the obligations that the Mining Law and its Ruling impose upon title holders of mining concessions.

Sales Purchase Contract of Rights Derived from Mining Concession Titles and Rights from Mining Claims

In the event Purchaser should be obliged to extend an expenditure derived from the obligations of the Seller, and necessary to maintain the currency of the titles and mining rights, this latter will be obliged to reimburse to Purchaser such expenditures inclusive of the surcharges and fines that might have originated, within the ten days following the written notification of the amount; in the event Seller omits reimbursement, Purchaser will have the right of deducting the amount from pending payments.

EIGHTH. In this act the Seller surrenders real and judicially to Purchaser the mining lots, matter of this present instrument and, in consequence, this latter assumes the responsibility of the tasks and works on exploration, exploitation and benefit of the concessioned grounds. And thus, he also acquires the responsibility of complying with the acts and omissions that the Mining Law and its Ruling impose upon title holders of mining concessions and of the manner in which they are carried out.

NINTH. For as long as it takes in time to carry out these procedures and registrations of this present contract, the Seller, within the framework of the applicable dispositions of individuals’ activities before the Federal Public Administration, authorizes Purchaser to hear and receive notifications, procedures, take administration steps and make appearances for as long as necessary during the administrative procedures linked to the mining concessions, object of this present contract, inclusive of the interposition of administration resources; likewise, he commits himself to cooperate and help in anything necessary and, be it the case, sign for the writings and documents in order to obtain the transmittal and registry of the mining rights, object of this present contract.

TENTH. The Seller, during the current status of this contract will enjoy the following rights:

1. Receive from Purchaser the payments referred to in this contract in the manner and terms agreed.

ELEVENTH. Parties convene that is there is a delay in payments as referred in the Third Clause, Seller will grant the Committing Purchaser, a term of grace of thirty natural days for him to meet them; and if Purchaser does not settle his debt, the contract will be considered cancelled in full plus the consequences derived.

TWELFTH. Independently to the cause of annulment mentioned in foregoing Clause, causes for cancellation of this present contract will also be the following circumstances:

Sales Purchase Contract of Rights Derived from Mining Concession Titles and Rights from Mining Claims

1. That Purchaser liens, cedes, trespasses or leases or permit the use to third parties of the rights this contract grants without having covered the total payment or before having obtained the full consent in writing from Seller.

2. That Purchaser or, be it the case, the Seller, default to any of the obligation set in this contract.

THIRTEENTH. In the event of cancellation of this present contract by reasons imputable to Purchaser, the improvements and construction he might have built in the mining lot, in matters concerning mine safety, in Ecological balance and Environmental protection, will remain in favor of the Seller and Purchaser will be left without the right to claim any indemnity or to keep the premises.

FOURTEENTH. Both parties express having agreed that for the case of conflict, interpretation or petition to comply to this contract, they subject and submit themselves to the jurisdiction of the Courts of Law of the city of Chihuahua, expressly renouncing as of this moment, the privilege that might correspond to them by reason of their domiciles.

For all legal effects derived from this contract, the contracting parties manifest that their addresses for notification purposes and the persons who represent them, are the following:

A. The Purchaser: address at Calle Ankara number 1800, Colonia Mirador of the city of Chihuahua.

B. The Seller: address: Known address in the city of Témoris, Municipality of Guazapares, State of Chihuahua.

The contracting parties, in the knowledge of the reach and legal content of the previous clauses, ratify them in all and each of their parts and sign this present contract in the city of Chihuahua, Chih., on the 11th day of the month of September of the year 2006.

SELLER Héctor Manuel Cervantes Soto	PURCHASER Ing. Ramiro Trevizo Ledezma Sole Administrator of: Corporación Amermin SA de CV

WITNESS	WITNESS